The Alkaline Water Company Appoints Frank Lazaran as Chief Executive Officer

SCOTTSDALE, Arizona - June 3, 2022 - The Alkaline Water Company Inc. (NASDAQ and CSE: WTER) (the "Company") today announced that Frank Lazaran, a current director of the Company and a 40-year veteran of the retail food industry, has been appointed as the Chief Executive Officer of the Company.

Mr. Lazaran was most recently the Chairman, Chief Executive Officer and President of Marsh Supermarkets and, prior to Marsh served as the Chief Executive Officer, President and Director of Winn-Dixie Stores, which was a publicly traded company and one of the largest supermarket chains in the Southeast.  Mr. Lazaran has a proven track for delivering operational excellence with extensive leadership experience in scaling organizations in the retail sector.  Richard Wright has resigned from his positions of CEO, President, and a Director of the Company effective immediately.

"We are excited to have Frank join The Alkaline Water Company as the Chief Executive Officer and extremely confident Frank and the team can lead us into the next phase of our growth with Alkaline88.  Frank brings over 40 years of strategic execution, operational management, and innovation in the retail sector, as well as capital markets experience that will help continue to accelerate the Company's top line growth along with bringing a heightened attention towards profitability for the Company," stated Aaron Keay, the Company's Chairman.

"On behalf of the board, I want to thank Ricky for his tireless contributions to the growth and success of Alkaline88 over the last decade.  Alkaline88 remains one of the fastest growing independent water brands worldwide, and Ricky was a key contributor to the growth of the brand," commented Keay. "We appreciate his efforts and dedication to the Company and wish him the best with his future endeavors," remarked Keay.

"With evolving economic conditions that are impacting both retailers and consumers across multiple channels, Alkaline88 will continue to put its attention to improving the Company's bottom line with a renewed focus towards profitability in the foreseeable future," added Keay.  "The appointment of Frank is consistent with his personal track record of being put into similar positions over his career and is aligned with the Company's direction, along with our board of director's mandate, to evaluate optimization measures while continuing the brand's consistent and stable growth. We look forward in the very near future to disclosing the Company's pathway to profitability and providing financial guidance for next fiscal year," concluded Keay.

Please find a letter from the Company's Chairman here:  https://ir.thealkalinewaterco.com/shareholder-letter-2022

About Frank Lazaran:

Frank Lazaran is a 40-year veteran of the retail food industry, who brings decades of commercial and c-suite experience in scaling organizations, optimizing operations, and driving innovation in the retail sector. He has a solid track record for delivering operational excellence with balanced growth to companies facing unique challenges and complex situations. He was most recently the Chairman, Chief Executive Officer, and President of Marsh Supermarkets, Inc., a multi-format regional food retailer based in Indianapolis, Indiana. Under his leadership, he led the company through a successful turnaround. Prior to Marsh, Mr. Lazaran served as the Chief Executive Officer, President and director of Winn-Dixie Stores, Inc., which was a publicly traded company and one of the largest supermarket chains in the Southeast. In addition, he was the President of Texas based Randalls and Tom Thumb Supermarkets. He is currently a Senior Industry Partner for the private equity firm, New State Capital Partners and also serves as an advisor to the retail industry through his consulting practice, Galazarano Consulting & Investments.

Notice Regarding Forward-Looking Statements

This news release contains "forward-looking statements." Statements in this news release that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. Such forward-looking statements include, among other things, the statement relating to extreme confidence that Frank Lazaran and the team can lead the Company into the next phase of the Company's growth with Alkaline88; that Frank Lazaran's experience will help continue to accelerate the Company's top line growth along with bringing a heightened attention towards profitability for the Company; that Alkaline88 will continue to put its attention to improving the Company's bottom line with a renewed focus towards profitability in the foreseeable future; the statement relating to evaluating optimization measures while continuing the brand's consistent and stable growth; and the statement that the Company looks forward in the very near future to disclosing the Company's pathway to profitability and providing financial guidance for next fiscal year.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company's products will continue to significantly grow; that the past production capacity of the Company's co-packing facilities can be maintained or increased; that there will be increased production capacity through implementation of new production facilities, new co-packers and new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company's products; that there will be an expansion into new national and regional grocery retailers; that there will be an expansion into new e-commerce, home delivery, convenience, and healthy food channels; that there will not be interruptions on production of the Company's products; that there will not be a recall of products due to unintended contamination or other adverse events relating to the Company's products; and that the Company will be able to obtain additional capital to meet the Company's growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water or any other products; additional competitors selling alkaline water and enhanced water products in bulk containers reducing the Company's sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; the fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply-chain interruption due to factors beyond the Company's control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand and the fact that consumers may not embrace enhanced water products as expected or at all; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company's ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; and competition in the industry in which the Company operates and market conditions. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations, and intentions contained in this news release are reasonable, there can be no assurance that any such beliefs, plans, expectations, or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.

The Alkaline Water Company Inc.

Jeff Wright
Director of Investor Relations
866-242-0240
investors@thealkalinewaterco.com

Dear valued shareholders,

On behalf of the Board of Directors, I am excited and delighted to welcome Frank Lazaran as your new Chief Executive Officer of The Alkaline Water Company (the “Company” or “Alkaline88”).

Frank is a familiar face to Alkaline88, having been a member of our Board of Directors since September, 2020, and having previously served on the Company’s Advisory Board. Frank’s career and 40 years of experience in both the retail sectors and capital markets comes at the perfect time for Alkaline88 as we look towards the Company’s next phase of growth with a significant emphasis being placed on profitability.

Having served most recently as the Chairman, Chief Executive Officer and President of Marsh Supermarkets, Frank led a very successful turnaround of that company.  Prior to Marsh, Frank also held a similar position as CEO and President of Winn Dixie Stores, a publicly traded grocer and one of the largest supermarket chains in the Southeast.  He has held other senior roles within supermarket chains and is a senior industry partner for private equity firm, New State Capital Partners.

The current economic environment is posing many challenges for retailers and consumers which directly impacts the way a brand such as Alkaline88 operates. Frank’s vast experience in operational management, optimizing company performance and scaling organizations couldn’t come at a better time for the Company.

We will continue to put Alkaline88 into a position to maintain its growth trajectory that it has witnessed year over year and look extremely forward to reporting our fiscal 2022 results in the coming weeks.  At the same time, Alkaline88, like so many other brands across multiple sectors, is putting an increased focus towards the rising costs of goods, competitive labor wages, and ensuring it sees an improved bottom line while simultaneously protecting its market share.   Frank brings the exact type of leadership needed to execute on all of the above objectives, while maintaining consumer confidence, continuing to grow the Company’s market share and delivering results for Alkaline88’s shareholders.   I’m extremely confident of his abilities to deliver for all of us.

Alkaline88 is in great hands as we transition into Frank’s appointment as your CEO; and humbly as Chairman of the Board, I couldn’t be more excited for this next phase of our growth and the overall positive change for Alkaline88.  We continue to expand the Alkaline88 brand into additional retailers across the country and into international markets.  Just as important is seeing new products and SKUs currently being added to these same retailers, which demonstrates our brand quality and strength with consumers.

As we continue our brand extensions and witness our existing portfolio of products added to retailers’ shelves, we believe our growth trajectory will continue on a similar path as you have all become accustomed to seeing in the past five years.  We feel confident due in part to our retail distribution reaching a pivotal level, familiarity with the Alkaline88 brand and products reaching new levels with consumers and having a fantastic brand ambassador, partner and shareholder in Shaquille O’Neal who continues to open new doors.  Shaquille’s contributions have been significant for Alkaline88’s brand, and we are just getting started with expanding his outreach with Alkaline88.

With all of your support, we welcome Frank Lazaran into the CEO position as we position the Company for its next steps of growth and progress.

Your Chairman,

Aaron Keay

June 3, 2022

Notice Regarding Forward-Looking Statements

This letter contains “forward-looking statements.” Statements in this letter that are not purely historical are forward-looking statements and include any statements regarding beliefs, plans, expectations, or intentions regarding the future. Such forward-looking statements include, among other things, that the Company looks towards its next phase of growth with a significant emphasis being placed on profitability; that the Company will continue to put Alkaline88 into a position to maintain its growth trajectory that it has witnessed year over year and looks extremely forward to reporting its fiscal 2022 results in the coming week; that the Company is ensuring that it sees an improved bottom line while simultaneously protecting its market share; that Frank Lazaran brings the exact type of leadership needed to execute on the Company’s objectives, while maintaining consumer confidence, continuing to grow the Company’s market share and delivering results for Alkaline88’s shareholders; Aaron Keay being extremely confident of Frank Lazaran’s abilities to deliver for all of us; that Aaron Keay couldn’t be more excited for this next phase of the Company’s growth and the overall positive change for Alkaline88; that the Company believes its growth trajectory will continue on a similar path as the Company’s shareholders have all become accustomed to seeing in the past five years; that the Company is just getting started with expanding Shaquille’s outreach with Alkaline88; and the statement relating to positing the Company for its next steps of growth and progress.

The material assumptions supporting these forward-looking statements include, among others, that the demand for the Company’s products will continue to significantly grow; that the past production capacity of the Company’s co-packing facilities can be maintained or increased; that there will be increased production capacity through implementation of new production facilities, new co-packers and new technology; that there will be an increase in number of products available for sale to retailers and consumers; that there will be an expansion in geographical areas by national retailers carrying the Company’s products; that there will be an expansion into new national and regional grocery retailers; that there will be an expansion into new e-commerce, home delivery, convenience, and healthy food channels; that there will not be interruptions on production of the Company’s products; that there will not be a recall of products due to unintended contamination or other adverse events relating to the Company’s products; and that the Company will be able to obtain additional capital to meet the Company’s growing demand and satisfy the capital expenditure requirements needed to increase production and support sales activity. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, governmental regulations being implemented regarding the production and sale of alkaline water or any other products; additional competitors selling alkaline water and enhanced water products in bulk containers reducing the Company’s sales; the fact that the Company does not own or operate any of its production facilities and that co-packers may not renew current agreements and/or not satisfy increased production quotas; the fact that the Company has a limited number of suppliers of its unique bulk bottles; the potential for supply-chain interruption due to factors beyond the Company’s control; the fact that there may be a recall of products due to unintended contamination; the inherent uncertainties associated with operating as an early stage company; changes in customer demand and the fact that consumers may not embrace enhanced water products as expected or at all; the extent to which the Company is successful in gaining new long-term relationships with new retailers and retaining existing relationships with retailers; the Company’s ability to raise the additional funding that it will need to continue to pursue its business, planned capital expansion and sales activity; and competition in the industry in which the Company operates and market conditions.

These forward-looking statements are made as of the date of this letter, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law, including the securities laws of the United States and Canada. Although the Company believes that any beliefs, plans, expectations, and intentions contained in this letter are reasonable, there can be no assurance that any such beliefs, plans, expectations, or intentions will prove to be accurate. Readers should consult all of the information set forth herein and should also refer to the risk factors disclosure outlined in the reports and other documents the Company files with the SEC, available at www.sec.gov, and on the SEDAR, available at www.sedar.com.